UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: October 31, 2023

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer CAT Bond Fund
Annual Report  |  October 31, 2023

A: ACBAX	K: ACBKX	Y: CBYYX

visit us: www.amundi.com/us

Pioneer CAT Bond Fund | Annual Report | 10/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer CAT Bond Fund | Annual Report | 10/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer CAT Bond Fund | Annual Report | 10/31/233

Portfolio Management Discussion  |  10/31/23
In the following interview, Chin Liu discusses the factors that affected the performance of Pioneer CAT Bond Fund during the abbreviated annual reporting period from the commencement of the Fund’s investment operations on January 27, 2023 through October 31, 2023. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS), Fixed-Income Solutions, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the abbreviated reporting period ended October 31, 2023?
A	Pioneer CAT Bond Fund’s Class A shares returned 11.20% at net asset value (NAV) from the commencement of investment operations through October 31, 2023, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 4.06% for the same abbreviated period.
Q	How would you describe the Fund and your approach to managing the portfolio?
A	In managing the Fund, we invest primarily in catastrophe (CAT) bonds, which are generally regarded as a more liquid subset of the insurance-linked securities (ILS) market, in order to provide a vehicle for investors seeking access to an asset class that has typically exhibited a low historic correlation with the performance of the broader financial markets. From a historical perspective, the low performance correlation of the asset class to the broader financial markets stems from the fact that the returns of CAT bonds are typically linked to non-financial events, such as earthquakes and hurricanes. We pursue an active approach to portfolio construction that allocates across various CAT bond segments through a due-diligence process as well as security-level analysis.
We strive to track the broader CAT bond market by region and peril, and have focused on sponsor quality and deal structure, while seeking to limit adverse security selection. One of our key goals is to seek to balance the Fund's diversification*, liquidity, and risk layering by actively avoiding investments in what we
*	Diversification does not assure a profit nor protect against loss.
4Pioneer CAT Bond Fund | Annual Report | 10/31/23

regard as the riskiest layers of the market, which can sometimes feature weak sponsors and poorly structured transactions.
Our goal is to have the Fund broadly reflect the risks and returns associated with investing in the broader CAT bond market, to collect sufficient premiums to offset what we view as a reasonable level of losses, and to deliver an attractive return for the Fund’s investors.
We typically have not invested the Fund in every deal; instead, we use a due-diligence process to evaluate each investment for what we deem to be the appropriate structure and potential alignment of interest between the Fund and the ceding insurer. Since Amundi US is not directly or indirectly owned or affiliated with a reinsurer, we believe this process may allow the Fund to avoid potential conflicts of interest. In addition, we believe our approach could help mitigate the Fund's exposure to the idiosyncratic risks associated with holding large positions with one reinsurer. We have remained focused on seeking to add value for the Fund’s shareholders through our security selection process, attention to sourcing investments that we believe offer attractive yields, and through management of the Fund’s risk profile.
Q	What were some key factors that affected the performance of CAT bonds, and the Fund’s performance, during the abbreviated annual reporting period ended October 31, 2023?
A	The lack of correlation to the returns of other asset classes helped drive the Fund’s positive performance during the period, but there were some triggering events to which the Fund had exposure over the course of the reporting period.
In the spring of 2023, several severe storms caused damage in a few US states. However, most of the losses were retained by insurance companies, with a modest impact on the reinsurance industry. As of October 31, 2023, the North Atlantic hurricane season had resulted in 19 named storms, seven hurricanes, including three major hurricanes. Most of the insured losses associated with those events were also retained by insurance companies with de minimis impact on the reinsurance industry. Two notable events were Hurricane Hilary and Hurricane Idalia, which made landfall in California and Florida, respectively, in
Pioneer CAT Bond Fund | Annual Report | 10/31/235

August 2023. We expect no losses from those events to be attributed to the Fund’s holdings in catastrophe (CAT) bonds.
The August wildfires in Maui reportedly destroyed over 2,200 buildings, with an estimated $3.5 billion in insured losses. Once again, it is anticipated that most of the losses will be retained by the insurance companies, not the reinsurers, but will be counted towards aggregate losses. The Fund did not have any exposure to the indemnity aggregate CAT bonds linked to that event, and we are expecting no losses attributed to the Fund’s CAT bond holdings.
Each time an event occurs, we believe it provides us with the opportunity to reflect on our investment philosophy, process, and other important aspects of our operations, as well as our broader outlook. Thus, our takeaway from the recent events is that our philosophy of being sponsor- and vehicle-agnostic – meaning that there are no direct affiliations or ownership conditions in place with a reinsurer ‒ has continued to serve the Fund’s shareholders well. We have determined that some sponsors have continually underperformed their peers when affected by losses, and so we have sought to avoid investing the Fund in those types of transactions.
In addition, we have tended to avoid investing the portfolio in aggregate transactions (in other words, those that can be triggered by both the severity of a single loss and the frequency of multiple losses). In recent years, the industry has observed an increase in frequency of events, but not severity. Aggregate transactions have tended to pick up losses from both frequency and severity, while catastrophe models have historically displayed better accuracy on evaluating severity.
Finally, wind events have become, in our view, very well modeled, and Hurricane Hilary and Hurricane Idalia exemplified this. Over the years, the reinsurers and modeling agencies have refined and enhanced modeling for those types of events and the potential outcomes. As a result, their ability to evaluate, analyze, and price risk has improved. This factor has served to reinforce our view that it is preferable to avoid perils like cyberthreats and others, where the modeling, data, governance, and legal frameworks have not been as robust.
6Pioneer CAT Bond Fund | Annual Report | 10/31/23

Q	How would you characterize the pricing environment in the CAT bond market during the abbreviated annual reporting period ended October 31, 2023?
A	A significant capital supply/demand imbalance remained in place during the early part of the period, primarily caused by two factors. First, insurance companies sought to have significantly more reinsurance coverage, largely driven by higher rates of inflation globally. At the same time, reinsurance companies, as well as the levels of capital available for ILS deals, were unable to keep pace with the increased demand. As a result of those pronounced supply/demand imbalances, the pendulum shifted in favor of reinsurance companies and ILS market participants that had capital available to deploy. Those sources of capital, therefore, gained much greater pricing power and the ability to demand more favorable terms. We were able to take advantage of that opportunity at the January 1, 2023 renewal, when about 60% of the global total reinsurance transactions for the year are typically finalized.
Approximately 10% to 15% of annual transactions renewed in April 2023, with the primary focus on Japan. The reinsurance industry achieved Rate on Line (ROL) improvements of approximately 20% for loss-free Japanese typhoon and earthquake deals, along with increasing retention levels. The rising prices followed four consecutive years of double-digit rate increases, and overall pricing has risen by more than 60% from 2018. The Asia-Pacific market has encountered many of the same industry challenges related to supply/demand imbalance dynamics, inflation, and select loss events.
Some supply/demand imbalances remained in place at the close of the period, and we expect they will continue well into 2024. We believe the imbalances could create a continued tailwind for the asset class. Finally, the scope of coverages offered can be reduced through more restrictive contractual wording, which, in our view, could lead to improved underwriting margins.
Based on our research, we anticipate a continuation of “hard market” conditions heading into the January 1, 2024, renewals. Hard markets have historically represented a more attractive point to deploy capital in the reinsurance pricing cycle. A hard
Pioneer CAT Bond Fund | Annual Report | 10/31/237

market is generally defined as when the price per unit-of-risk has significantly increased and profit margins are higher than in previous periods. The trend has been evident across many property and casualty (P& C) lines. As a result, pricing has reached a 30-year high.
Q	Did the Fund invest in any derivative securities during the abbreviated annual reporting period ended October 31, 2023? If so, did they have any effect on performance?
A	We invested the Fund in some forward foreign currency contracts (currency forwards) in an effort to hedge the risk of having investments denominated in non-US dollar currencies. This aspect of our investment approach had no material effect on the Fund’s performance during the 12-month period.
Q	What distributions** did the Fund make to shareholders during the abbreviated annual reporting period ended October 31, 2023?
A	As of period-end, the Fund had not yet made a distribution. The first distribution was scheduled to occur on December 7, 2023.
Q	What is your outlook as of October 31, 2023?
A	We believe the positive pricing trends may remain in place as the hard market continues. The majority of the calendar-year return stream in the marketplace has tended to occur in the second half of the year, driven by seasonality. In years with normal loss activity, approximately 60% to 70% of the annual returns for ILS, including CAT bonds, has come in the second half of the year. Therefore, we see the potential for solid returns for the ILS asset class as 2023 winds down. Of course, past performance is no guarantee of future results.
**	Distributions are not guaranteed.
8Pioneer CAT Bond Fund | Annual Report | 10/31/23

Please refer to the Schedule of Investments on pages 19  - 27  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund invests primarily in catastrophe bonds (CAT) and other forms of insurance-linked securities (ILS).
The Fund could lose a portion or all of the principal it has invested in catastrophe bonds, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more predefined trigger events. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation,
Pioneer CAT Bond Fund | Annual Report | 10/31/239

changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the insurance segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry.
As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10Pioneer CAT Bond Fund | Annual Report | 10/31/23

Portfolio Summary  |  10/31/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Diversification by Risk

(As a percentage of total investments)*
Pioneer CAT Bond Fund | Annual Report | 10/31/2311

Portfolio Summary  |  10/31/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	Stabilitas Re, 13.945% (3 Month U.S. Treasury Bill + 850 bps), 6/5/26 (144A)	4.88%
2.	Long Point Re IV, Series 2022, 9.695% (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	3.65
3.	Titania Re, 18.197% (1 Month U.S. Treasury Bill + 1,275 bps), 2/27/26 (144A)	3.60
4.	Gateway Re, 15.447% (1 Month U.S. Treasury Bill + 1,000 bps), 7/8/26 (144A)	2.80
5.	Purple Re, 17.695% (1 Month U.S. Treasury Bill + 1,225 bps), 4/24/26 (144A)	2.78
6.	Lower Ferry Re, 9.697% (1 Month U.S. Treasury Bill + 425 bps), 7/8/26 (144A)	2.77
7.	Isosceles Re, 5/31/29	2.75
8.	Atlas Capital, 12.56% (SOFR + 725 bps), 6/5/26 (144A)	2.66
9.	Torrey Pines Re, 10.445% (3 Month U.S. Treasury Bill + 500 bps), 6/5/26 (144A)	2.59
10.	Eiffel Re, 7.222% (3 Month EURIBOR + 325 bps), 1/19/27 (144A)	2.57
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer CAT Bond Fund | Annual Report | 10/31/23

Prices and Distributions  |  10/31/23
Net Asset Value per Share
Class	10/31/23	1/27/23*
A	$11.12	$10.00
K	$11.15	$10.00
Y	$11.14	$10.00

Distributions per  Share: 1/27/23* - 10/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$—	$—	$—
K	$—	$—	$—
Y	$—	$—	$—
* The Fund commenced operations on January 27, 2023.
Index Definitions
The ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 - 16.
Pioneer CAT Bond Fund | Annual Report | 10/31/2313

Performance Update | 10/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer CAT Bond Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index.*
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	ICE BofA U.S. 3-Month Treasury Bill Index
Since Inception (1/27/23)	11.20%	6.21%	4.06%
Expense Ratio (Per prospectus dated December 5, 2022)
Gross	Net
2.66%	1.75%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 1/27/23 through 10/31/23. Index information shown in the graph above is from 1/31/23 through 10/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

14Pioneer CAT Bond Fund | Annual Report | 10/31/23

Performance Update | 10/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer CAT Bond Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index.*
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
Since Inception (01/27/23)	11.50%	4.06%
Expense Ratio (Per prospectus dated December 5, 2022)
Gross	Net
2.28%	1.50%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class K shares of the Fund shown in the graph above is from the inception of Class K shares on 1/27/23 through 10/31/23. Index information shown in the graph above is from 1/31/23 through 10/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer CAT Bond Fund | Annual Report | 10/31/2315

Performance Update | 10/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer CAT Bond Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index.*
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
Since Inception (1/27/23)	11.40%	4.06%
Expense Ratio (Per prospectus dated December 5, 2022)
Gross	Net
2.40%	1.50%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class Y shares on 1/27/23 through 10/31/23. Index information shown in the graph above is from 1/31/23 through 10/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer CAT Bond Fund | Annual Report | 10/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer CAT Bond Fund
Based on actual returns from May 1, 2023 through October 31, 2023.
Share Class	A	K	Y
Beginning Account Value on 1/25/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,076.50	$1,079.40	$1,077.40
Expenses Paid During Period*	$8.79	$7.29	$7.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68%, 1.39%, and 1.50% for Class A, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Pioneer CAT Bond Fund | Annual Report | 10/31/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer CAT Bond Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2023 through October 31, 2023.
Share Class	A	K	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,016.74	$1,018.20	$1,017.64
Expenses Paid During Period*	$8.54	$7.07	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68%, 1.39%, and 1.50% for Class A, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
18Pioneer CAT Bond Fund | Annual Report | 10/31/23

Schedule of Investments  |  10/31/23

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 97.0% of Net Assets#
	Event Linked Bonds — 93.7%
	Earthquakes – California — 10.0%
1,000,000(a)	Sutter Re, 12.195%, (3 Month U.S. Treasury Bill + 675 bps), 6/19/26 (144A)	$ 1,007,100
2,000,000(a)	Sutter Re, 15.195%, (3 Month U.S. Treasury Bill + 975 bps), 6/19/26 (144A)	2,015,000
2,100,000(a)	Torrey Pines Re, 10.445%, (3 Month U.S. Treasury Bill + 500 bps), 6/5/26 (144A)	2,117,430
1,250,000(a)	Ursa Re, 14.695%, (3 Month U.S. Treasury Bill + 925 bps), 12/7/26 (144A)	1,249,375
1,000,000(a)	Ursa Re II, 9.385%, (3 Month U.S. Treasury Bill + 394 bps), 12/7/23 (144A)	997,000
1,000,000(a)	Ursa Re II, 11.757%, (3 Month U.S. Treasury Bill + 631 bps), 12/7/23 (144A)	998,000
		$ 8,383,905

	Earthquakes – Chile — 0.3%
250,000(a)	International Bank for Reconstruction & Development, 10.071%, (SOFR + 475 bps), 3/31/26 (144A)	$ 255,250
	Earthquakes - Japan — 0.3%
250,000(a)	Nakama Re, 7.706%, (3 Month Term SOFR + 250 bps), 5/9/28 (144A)	$ 248,725
	Earthquakes – U.S. — 0.9%
250,000(a)	Merna Re II, 9.377%, (3 Month U.S. Treasury Bill + 393 bps), 4/5/24 (144A)	$ 249,150
500,000(a)	Torrey Pines Re, 9.625%, (3 Month U.S. Treasury Bill + 418 bps), 6/7/24 (144A)	487,550
		$ 736,700

	Flood – U.S. — 1.5%
1,000,000(a)	FloodSmart Re, 21.695%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	$ 1,021,400
250,000(a)	FloodSmart Re, 26.945%, (1 Month U.S. Treasury Bill + 2,150 bps), 3/11/26 (144A)	261,450
		$ 1,282,850

	Health – U.S. — 0.6%
500,000(a)	Vitality Re XIII, 7.442%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 490,550
	Multiperil – Florida — 1.2%
1,000,000(a)	Sanders Re, 13.447%, (3 Month U.S. Treasury Bill + 800 bps), 6/5/26 (144A)	$ 1,028,600
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2319

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — 26.4%
400,000(a)	Aquila Re, 12.945%, (3 Month U.S. Treasury Bill + 750 bps), 6/8/26 (144A)	$ 409,160
1,400,000(a)	Aquila Re, 14.695%, (3 Month U.S. Treasury Bill + 925 bps), 6/8/26 (144A)	1,459,500
250,000(a)	Aquila Re I, 10.695%, (3 Month U.S. Treasury Bill + 525 bps), 6/8/26 (144A)	253,450
750,000(a)	Baldwin Re, 9.945%, (3 Month U.S. Treasury Bill + 450 bps), 7/7/27 (144A)	743,775
750,000(a)	Bonanza Re, 10.315%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	738,675
500,000(a)	Caelus Re VI, 10.825%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/24 (144A)	494,500
1,100,000(a)	Easton Re, 9.975%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	1,098,900
250,000(a)	Four Lakes Re, 11.945%, (3 Month U.S. Treasury Bill + 650 bps), 1/7/26 (144A)	251,500
400,000(a)	Four Lakes Re, 15.605%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	400,600
1,200,000(a)	Hypatia Re, 14.947%, (3 Month U.S. Treasury Bill + 950 bps), 4/8/26 (144A)	1,238,280
1,150,000(a)	Locke Tavern Re, 4.75%, (3 Month U.S. Treasury Bill + 475 bps), 4/9/26 (144A)	1,163,570
3,000,000(a)	Long Point Re IV, 9.695%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	2,983,500
350,000(a)	Merna Re II, 13.197%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	356,125
500,000(a)	Residential Re, 10.625%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	470,150
500,000(a)	Residential Re, 11.955%, (3 Month U.S. Treasury Bill + 651 bps), 12/6/24 (144A)	494,850
250,000(a)	Sanders Re II, 8.495%, (3 Month U.S. Treasury Bill + 305 bps), 4/7/25 (144A)	238,500
1,500,000(a)	Sanders Re III, 8.945%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	1,423,650
700,000(a)	Sanders Re III, 11.195%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	689,710
1,550,000(a)	Solomon Re, 10.695%, (3 Month U.S. Treasury Bill + 525 bps), 6/8/26 (144A)	1,577,590
3,900,000(a)	Stabilitas Re, 13.945%, (3 Month U.S. Treasury Bill + 850 bps), 6/5/26 (144A)	3,983,850
The accompanying notes are an integral part of these financial statements.
20Pioneer CAT Bond Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
250,000(a)	Sussex Re, 13.827%, (3 Month U.S. Treasury Bill + 838 bps), 1/8/25 (144A)	$ 244,350
1,650,000(a)	Topanga Re, 10.435%, (3 Month U.S. Treasury Bill + 499 bps), 1/8/26 (144A)	1,501,500
		$22,215,685

	Multiperil – U.S. & Canada — 6.4%
750,000(a)	Mona Lisa Re, 12.447%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	$ 744,150
350,000(a)	Mystic Re IV, 11.575%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	338,975
250,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill + 1,160 bps), 1/8/25 (144A)	245,100
1,750,000(a)	Mystic Re IV, 15.195%, (3 Month U.S. Treasury Bill + 975 bps), 1/8/24 (144A)	1,748,250
1,000,000(a)	Northshore Re II, 13.445%, (3 Month U.S. Treasury Bill + 800 bps), 7/8/25 (144A)	1,024,300
1,000,000(a)	Titania Re, 17.695%, (1 Month U.S. Treasury Bill + 1,225 bps), 2/27/26 (144A)	1,070,000
250,000(a)	Vista Re, 12.197%, (3 Month U.S. Treasury Bill + 675 bps), 5/21/24 (144A)	249,750
		$ 5,420,525

	Multiperil – Worldwide — 3.5%
2,150,000(a)	Atlas Capital, 12.56%, (SOFR + 725 bps), 6/5/26 (144A)	$ 2,173,220
250,000(a)	Atlas Capital Re, 13.745%, (3 Month U.S. Treasury Bill + 830 bps), 6/10/24 (144A)	254,150
500,000(a)	Montoya Re, 12.195%, (1 Month U.S. Treasury Bill + 675 bps), 4/7/25 (144A)	503,150
		$ 2,930,520

	Windstorm – Europe — 2.5%
EUR 2,000,000(a)	Eiffel Re, 7.222%, (3 Month EURIBOR + 325 bps), 1/19/27 (144A)	$ 2,101,810
	Windstorm – Florida — 0.7%
600,000(a)	First Coast Re, 9.00%, (3 Month U.S. Treasury Bill + 900 bps), 4/7/26 (144A)	$ 606,660
	Windstorm – Japan — 4.5%
1,300,000(a)	Black Kite Re, 12.35%, (3 Month U.S. Treasury Bill + 690 bps), 6/9/25 (144A)	$ 1,298,440
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2321

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Windstorm – Japan — (continued)
1,000,000(a)	Sakura Re, 7.697%, (3 Month U.S. Treasury Bill + 225 bps), 4/7/25 (144A)	$ 996,400
1,500,000(a)	Tomoni Re, 8.195%, (3 Month U.S. Treasury Bill + 275 bps), 4/7/26 (144A)	1,474,650
		$ 3,769,490

	Windstorm - New York — 1.2%
1,000,000(a)	MetroCat Re, 5.75%, (3 Month U.S. Treasury Bill + 575 bps), 5/8/26 (144A)	$ 1,007,800
	Windstorm – North Carolina — 3.6%
1,750,000(a)	Cape Lookout Re, 9.145%, (1 Month U.S. Treasury Bill + 370 bps), 3/22/24 (144A)	$ 1,741,250
1,250,000(a)	Cape Lookout Re, 11.945%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	1,275,375
		$ 3,016,625

	Windstorm – Texas — 2.4%
550,000(a)	Alamo Re, 12.625%, (3 Month U.S. Treasury Bill + 718 bps), 6/7/24 (144A)	$ 546,425
500,000(a)	Alamo Re, 12.697%, (1 Month U.S. Treasury Bill + 725 bps), 6/7/25 (144A)	501,650
1,000,000(a)	Alamo Re, 13.945%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	1,002,700
		$ 2,050,775

	Windstorm – U.S. — 21.3%
750,000(a)	Bonanza Re, 11.195%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	$ 714,000
1,000,000(a)	Citrus Re, 12.195%, (3 Month U.S. Treasury Bill + 675 bps), 6/7/26 (144A)	1,023,400
750,000(a)	Citrus Re, 14.445%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/26 (144A)	756,450
1,000,000(a)	Commonwealth Re, 9.447%, (3 Month U.S. Treasury Bill + 400 bps), 7/8/26 (144A)	1,013,300
1,000,000(a)	Gateway Re, 5.445%, (3 Month U.S. Treasury Bill + 0 bps), 1/9/24 (144A)	982,000
2,250,000(a)	Gateway Re, 15.447%, (1 Month U.S. Treasury Bill + 1,000 bps), 7/8/26 (144A)	2,286,225
500,000(a)	Gateway Re, 18.445%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	527,850
250,000(a)	Gateway Re II, 14.945%, (3 Month U.S. Treasury Bill + 950 bps), 4/27/26 (144A)	254,725
2,250,000(a)	Lower Ferry Re, 9.697%, (1 Month U.S. Treasury Bill + 425 bps), 7/8/26 (144A)	2,265,975
1,750,000(a)	Mayflower Re, 4.50%, (1 Month U.S. Treasury Bill + 450 bps), 7/8/26 (144A)	1,773,450
The accompanying notes are an integral part of these financial statements.
22Pioneer CAT Bond Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Windstorm – U.S. — (continued)
700,000(a)	Merna Re II, 15.695%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	$ 729,050
1,500,000(a)	Purple Re, 15.447%, (1 Month U.S. Treasury Bill + 1,000 bps), 6/5/26 (144A)	1,519,050
2,250,000(a)	Purple Re, 17.695%, (1 Month U.S. Treasury Bill + 1,225 bps), 4/24/26 (144A)	2,270,250
1,800,000(a)	Queen Street Re, 12.945%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	1,843,380
		$17,959,105

	Windstorm – U.S. & Canada — 3.5%
2,750,000(a)	Titania Re, 18.197%, (1 Month U.S. Treasury Bill + 1,275 bps), 2/27/26 (144A)	$ 2,942,500
	Winterstorm – Florida — 2.9%
1,200,000(a)	Integrity Re, 17.445%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 1,264,680
1,150,000(a)	Lightning Re, 16.447%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	1,206,120
		$ 2,470,800

	Total Event Linked Bonds	$78,918,875

Face Amount USD ($)
	Collateralized Reinsurance — 3.3%
	Windstorm – Florida — 2.7%
2,250,000(b)(c) +	Isosceles Re, 5/31/29	$ 2,242,125
	Windstorm – North Carolina — 0.3%
250,000(b)(c) +	Isosceles Re, 4/30/29	$ 249,425
	Windstorm – U.S. — 0.3%
250,000(b)(c) +	White Heron Re, 5/31/29	$ 251,250
	Total Collateralized Reinsurance	$2,742,800

	Total Insurance-Linked Securities (Cost $80,149,066)	$81,661,675

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.0% (Cost $80,149,066)	$81,661,675
	OTHER ASSETS AND LIABILITIES — 3.0%	$ 2,537,668
	net assets — 100.0%	$84,199,343

The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2323

Schedule of Investments  |  10/31/23 (continued)
bps	Basis Points.
EURIBOR	Euro Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $78,918,875, or 93.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2023.
(b)	Non-income producing security.
(c)	Issued as participation notes.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	2/8/2023	$ 541,798	$ 546,425
Alamo Re	4/12/2023	1,000,000	1,002,700
Alamo Re	9/25/2023	503,076	501,650
Aquila Re	5/10/2023	400,000	409,160
Aquila Re	5/10/2023	1,400,000	1,459,500
Aquila Re I	5/10/2023	250,000	253,450
Atlas Capital	5/17/2023	2,150,000	2,173,220
Atlas Capital Re	1/31/2023	244,162	254,150
Baldwin Re	6/21/2023	750,000	743,775
Black Kite Re	6/6/2023	1,294,017	1,298,440
Bonanza Re	1/27/2023	640,918	714,000
Bonanza Re	2/17/2023	710,211	738,675
Caelus Re VI	1/30/2023	489,923	494,500
Cape Lookout Re	4/14/2023	1,257,685	1,275,375
Cape Lookout Re	6/1/2023	1,725,377	1,741,250
Citrus Re	4/27/2023	750,000	756,450
Citrus Re	4/27/2023	1,001,548	1,023,400
Commonwealth Re	6/7/2023	1,000,000	1,013,300
Easton Re	3/24/2023	1,092,494	1,098,900
Eiffel Re	6/22/2023	2,191,500	2,101,810
First Coast Re	3/24/2023	600,000	606,660
FloodSmart Re	2/23/2023	1,000,000	1,021,400
FloodSmart Re	2/23/2023	250,000	261,450
Four Lakes Re	1/31/2023	386,230	400,600
Four Lakes Re	3/3/2023	250,000	251,500
Gateway Re	2/3/2023	500,000	527,850
Gateway Re	5/26/2023	975,751	982,000
Gateway Re	7/14/2023	2,250,000	2,286,225
Gateway Re II	4/13/2023	250,000	254,725
Hypatia Re	3/27/2023	1,200,000	1,238,280
Integrity Re	3/23/2023	1,200,000	1,264,680
International Bank for Reconstruction & Development	3/17/2023	250,000	255,250
Isosceles Re	8/7/2023	234,356	249,425
Isosceles Re	9/7/2023	2,013,645	2,242,125
The accompanying notes are an integral part of these financial statements.
24Pioneer CAT Bond Fund | Annual Report | 10/31/23

Restricted Securities	Acquisition date	Cost	Value
Lightning Re	3/20/2023	$1,150,000	$ 1,206,120
Locke Tavern Re	3/23/2023	1,150,000	1,163,570
Long Point Re IV	2/23/2023	2,958,509	2,983,500
Lower Ferry Re	6/23/2023	2,250,000	2,265,975
Mayflower Re	6/26/2023	1,750,000	1,773,450
Merna Re II	2/17/2023	250,000	249,150
Merna Re II	4/5/2023	350,000	356,125
Merna Re II	4/5/2023	700,000	729,050
MetroCat Re	5/12/2023	1,000,000	1,007,800
Mona Lisa Re	1/27/2023	695,490	744,150
Montoya Re	2/28/2023	485,162	503,150
Mystic Re IV	1/31/2023	213,918	245,100
Mystic Re IV	3/10/2023	1,723,854	1,748,250
Mystic Re IV	9/19/2023	337,963	338,975
Nakama Re	4/14/2023	250,000	248,725
Northshore Re II	10/5/2023	1,024,701	1,024,300
Purple Re	4/6/2023	2,269,672	2,270,250
Purple Re	6/27/2023	1,500,000	1,519,050
Queen Street Re	5/12/2023	1,800,000	1,843,380
Residential Re	1/30/2023	490,957	494,850
Residential Re	9/19/2023	483,766	470,150
Sakura Re	5/24/2023	985,054	996,400
Sanders Re	5/24/2023	1,000,000	1,028,600
Sanders Re II	1/30/2023	237,997	238,500
Sanders Re III	2/14/2023	1,419,960	1,423,650
Sanders Re III	3/24/2023	700,000	689,710
Solomon Re	6/12/2023	1,550,000	1,577,590
Stabilitas Re	6/7/2023	3,920,553	3,983,850
Sussex Re	1/27/2023	233,647	244,350
Sutter Re	6/6/2023	1,000,000	1,007,100
Sutter Re	6/6/2023	2,000,000	2,015,000
Titania Re	2/16/2023	1,000,000	1,070,000
Titania Re	2/16/2023	2,750,000	2,942,500
Tomoni Re	5/31/2023	1,481,284	1,474,650
Topanga Re	10/5/2023	1,492,197	1,501,500
Torrey Pines Re	5/18/2023	2,100,000	2,117,430
Torrey Pines Re	9/19/2023	488,326	487,550
Ursa Re	10/10/2023	1,250,000	1,249,375
Ursa Re II	5/17/2023	998,997	997,000
Ursa Re II	6/1/2023	999,442	998,000
Vista Re	1/30/2023	240,074	249,750
Vitality Re XIII	3/6/2023	482,376	490,550
White Heron Re	8/30/2023	232,476	251,250
Total Restricted Securities			$81,661,675
% of Net assets			97.0%
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2325

Schedule of Investments  |  10/31/23 (continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized (Depreciation)
USD	2,106,684	EUR	2,000,000	Goldman Sachs & Co.	12/21/23	$(14,690)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (14,690)
USD	United States Dollar
EUR	Euro
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments) for the period ended October 31, 2023, aggregated $104,102,502 and $32,792,087, respectively.
At October 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $81,786,586 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 1,662,716
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,802,317)
Net unrealized depreciation	$ (139,601)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
26Pioneer CAT Bond Fund | Annual Report | 10/31/23

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Windstorm – Florida	$—	$ —	$2,242,125	$ 2,242,125
Windstorm – North Carolina	—	—	249,425	249,425
Windstorm – U.S.	—	—	251,250	251,250
All Other Insurance-Linked Securities	—	78,918,875	—	78,918,875
Total Investments in Securities	$ —	$ 78,918,875	$ 2,742,800	$ 81,661,675
Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$—	$ (14,690)	$ —	$ (14,690)
Total Other Financial Instruments	$ —	$ (14,690)	$ —	$ (14,690)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance-Linked Securities
Balance as of 01/27/23(1)	$ —
Realized gain (loss)(2)	—
Changed in unrealized appreciation (depreciation)(3)	262,323
Return of capital	—
Purchases	2,480,477
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/23	$ 2,742,800
(1)	Commencement of Operations.
(2)	Realized gain (loss) on these securities is included in the realized gain (loss) on investments on the Statement of Operations.
(3)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the period ended October 31, 2023, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2023:	$262,323
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2327

Statement of Assets and Liabilities  |  10/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $80,149,066)	$81,661,675
Cash	1,692,786
Foreign currencies, at value (cost $40,119)	40,292
Receivables —
Fund shares sold	116,889
Interest	855,622
Other assets	35,225
Total assets	$84,402,489
LIABILITIES:
Payables —
Fund shares repurchased	$ 51,634
Trustees' fees	812
Professional fees	73,319
Transfer agent fees	27,923
Printing fees	9,099
Due to Adviser	1,896
Unrealized depreciation on forward foreign currency exchange contracts	14,690
Management fees	13,581
Administrative expenses	1,645
Distribution fees	20
Accrued expenses	8,527
Total liabilities	$ 203,146
NET ASSETS:
Paid-in capital	$78,196,417
Distributable earnings	6,002,926
Net assets	$84,199,343
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $600,957/54,020 shares)	$ 11.12
Class K (based on $9,755,498/874,929 shares)	$ 11.15
Class Y (based on $73,842,888/6,626,453 shares)	$ 11.14
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.12 net asset value per share/100%-4.50% maximum sales charge)	$ 11.64
The accompanying notes are an integral part of these financial statements.
28Pioneer CAT Bond Fund | Annual Report | 10/31/23

Statement of Operations FOR THE PERIOD FROM 1/27/23* TO 10/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$4,667,043
Dividends from unaffiliated issuers	65,684
Total Investment Income		$4,732,727
EXPENSES:
Management fees	$ 471,719
Administrative expenses	14,303
Transfer agent fees
Class A	10
Class K	17
Class Y	48,504
Distribution fees
Class A	1,767
Shareowner communications expense	2,818
Custodian fees	644
Registration fees	89,207
Professional fees	138,655
Printing expense	28,591
Officers' and Trustees' fees	6,941
Insurance expense	449
Miscellaneous	17,876
Total expenses		$ 821,501
Less fees waived and expenses reimbursed by the Adviser		(236,639)
Net expenses		$ 584,862
Net investment income		$4,147,865
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 248,322
Forward foreign currency exchange contracts	99,879
Other assets and liabilities denominated in foreign currencies	8,142	$ 356,343
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$1,512,609
Forward foreign currency exchange contracts	(14,690)
Other assets and liabilities denominated in foreign currencies	169	$1,498,088
Net realized and unrealized gain (loss) on investments		$1,854,431
Net increase in net assets resulting from operations		$ 6,002,296
* The Fund commenced operations on January 27, 2023.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2329

Statement of Changes in Net  Assets
Period From 1/27/23* to 10/31/23
FROM OPERATIONS:
Net investment income (loss)	$ 4,147,865
Net realized gain (loss) on investments	356,343
Change in net unrealized appreciation (depreciation) on investments	1,498,088
Net increase in net assets resulting from operations	$ 6,002,296
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$102,533,307
Cost of shares repurchased	(24,336,260)
Net increase in net assets resulting from Fund share transactions	$ 78,197,047
Net increase in net assets	$ 84,199,343
NET ASSETS:
Beginning of period	$ —
End of period	$ 84,199,343
*	The Fund commenced operations on January 27, 2023.
	Period From 1/27/23* to 10/31/23 Shares	Period From 1/27/23* to 10/31/23 Amount
Class A
Shares sold	100,460	$ 1,004,972
Reinvestment of distributions	—	—
Less shares repurchased	(46,440)	(501,545)
Net increase	54,020	$ 503,427
Class K
Shares sold	928,213	$ 9,553,900
Reinvestment of distributions	—	—
Less shares repurchased	(53,284)	(577,599)
Net increase	874,929	$ 8,976,301
Class Y
Shares sold	8,787,638	$ 91,974,435
Reinvestment of distributions	—	—
Less shares repurchased	(2,161,185)	(23,257,116)
Net increase	6,626,453	$ 68,717,319
*	The Fund commenced operations on January 27, 2023.
The accompanying notes are an integral part of these financial statements.
30Pioneer CAT Bond Fund | Annual Report | 10/31/23

Financial Highlights
1/27/23* to 10/31/23
Class A
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.77
Net realized and unrealized gain (loss) on investments	0.35
Net increase (decrease) from investment operations	$ 1.12
Net increase (decrease) in net asset value	$ 1.12
Net asset value, end of period	$11.12
Total return (b)	11.20%(c)
Ratio of net expenses to average net assets	1.68%(d)
Ratio of net investment income (loss) to average net assets	9.65%(d)
Portfolio turnover rate	77%(c)
Net assets, end of period (in thousands)	$ 601
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.26%(d)
Net investment income (loss) to average net assets	9.07%(d)
*	Class A commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2331

Financial Highlights  (continued)
1/27/23* to 10/31/23
Class K
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.86
Net realized and unrealized gain (loss) on investments	0.29
Net increase (decrease) from investment operations	$ 1.15
Net increase (decrease) in net asset value	$ 1.15
Net asset value, end of period	$11.15
Total return (b)	11.50%(c)
Ratio of net expenses to average net assets	1.39%(d)
Ratio of net investment income (loss) to average net assets	10.70%(d)
Portfolio turnover rate	77%(c)
Net assets, end of period (in thousands)	$9,755
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.96%(d)
Net investment income (loss) to average net assets	10.13%(d)
*	Class K commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer CAT Bond Fund | Annual Report | 10/31/23

1/27/23* to 10/31/23
Class Y
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.85
Net realized and unrealized gain (loss) on investments	0.29
Net increase (decrease) from investment operations	$ 1.14
Net increase (decrease) in net asset value	$ 1.14
Net asset value, end of period	$ 11.14
Total return (b)	11.40%(c)
Ratio of net expenses to average net assets	1.50%(d)
Ratio of net investment income (loss) to average net assets	10.55%(d)
Portfolio turnover rate	77%(c)
Net assets, end of period (in thousands)	$73,843
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.11%(d)
Net investment income (loss) to average net assets	9.94%(d)
*	Class Y commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Annual Report | 10/31/2333

Notes to Financial Statements  |  10/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer CAT Bond Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek total return.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class C shares had not commenced operations as of October 31, 2023. Class A, Class K and Class Y commenced operations on January 27, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
34Pioneer CAT Bond Fund | Annual Report | 10/31/23

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market
Pioneer CAT Bond Fund | Annual Report | 10/31/2335

prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
36Pioneer CAT Bond Fund | Annual Report | 10/31/23

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
Pioneer CAT Bond Fund | Annual Report | 10/31/2337

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2023, the Fund reclassified $630 to increase distributable earnings and $630 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2023, the Fund was permitted to carry forward indefinitely $2,992 of short-term losses and $0 of long-term losses.
The tax character of distributions paid during the period ended October 31, 2023 was as follows:
2023
Distributions paid from:
Ordinary income	$ —
Total	$—
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$6,145,519
Capital loss carryforward	(2,992)
Net unrealized depreciation	(139,601)
Total	$ 6,002,926
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to ILS securities and the mark-to-market of foreign currency contracts.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the period ended October 31, 2023.
38Pioneer CAT Bond Fund | Annual Report | 10/31/23

F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund generally pays dividends from any net investment income in December. Short- and long-term capital gain distributions are paid in November. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to
Pioneer CAT Bond Fund | Annual Report | 10/31/2339

supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets in catastrophe (CAT) bonds. The Fund may also invest in other forms of insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.I. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade ("high yield"), or are unrated but are determined by the Adviser to be of equivalent credit
40Pioneer CAT Bond Fund | Annual Report | 10/31/23

quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
Pioneer CAT Bond Fund | Annual Report | 10/31/2341

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any
42Pioneer CAT Bond Fund | Annual Report | 10/31/23

insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2023 are listed in the Schedule of Investments.
I.	Catastrophe (CAT) Bonds and Other Insurance-Linked Securities (“ILS”)
The Fund invests in CAT Bonds (also known as event-linked bonds) and may invest in other ILS. The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, CAT bonds and other ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, CAT bonds and other ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Where the CAT bond or other ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into
Pioneer CAT Bond Fund | Annual Report | 10/31/2343

the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the period ended October 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the period ended October 31, 2023 was $220,537 and $1,085,885 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets up to $1 billion, and 1.00% of the Fund’s average daily net assets over $1 billion. For the period ended October 31, 2023, the
44Pioneer CAT Bond Fund | Annual Report | 10/31/23

effective management fee (exclusive of waivers and/or assumption of expenses) was equivalent to 1.20% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce
Fund expenses to 1.75%, 1.50% and 1.50%, of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations will be in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended October 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $13,581 in management fees payable to the Adviser at October 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the period ended October 31, 2023, the Fund paid $6,941 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At October 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $812 and a payable for administrative expenses of $1,645, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer CAT Bond Fund | Annual Report | 10/31/2345

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the period ended October 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 9
Class K	19
Class Y	2,790
Total	$2,818
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Reflected on the Statement of Assets and Liabilities is $20 in distribution fees payable to the Distributor at October 31, 2023.
In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended October 31, 2023, there were no CDSCs paid to the Distributor.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under
46Pioneer CAT Bond Fund | Annual Report | 10/31/23

such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross liabilities of the Fund as of October 31, 2023.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Goldman Sachs & Co.	$14,690	$ —	$ —	$ —	$14,690
Total	$14,690	$—	$—	$—	$14,690
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount payable to the counterparty in the event of default.
Pioneer CAT Bond Fund | Annual Report | 10/31/2347

7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$14,690	$ —	$ —
Total Value	$—	$—	$14,690	$—	$—
48Pioneer CAT Bond Fund | Annual Report | 10/31/23

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ 99,879	$ —	$ —
Total Value	$—	$—	$ 99,879	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ (14,690)	$ —	$ —
Total Value	$—	$—	$(14,690)	$—	$—
Pioneer CAT Bond Fund | Annual Report | 10/31/2349

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer CAT Bond Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer CAT Bond Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VII (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statements of operations, changes in net assets and the financial highlights for the period from January 27, 2023 (commencement of operations) through October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VII) at October 31, 2023, the results of its operations, the changes in its net assets, and its financial highlights for the period from January 27, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,
50Pioneer CAT Bond Fund | Annual Report | 10/31/23

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023,by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
December 22, 2023
Pioneer CAT Bond Fund | Annual Report | 10/31/2351

Approval of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer CAT Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
52Pioneer CAT Bond Fund | Annual Report | 10/31/23

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees noted that the Fund commenced operations on January 27, 2023.  In considering the Fund’s performance, the Trustees regularly review
Pioneer CAT Bond Fund | Annual Report | 10/31/2353

and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal period was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal period was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management
54Pioneer CAT Bond Fund | Annual Report | 10/31/23

fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
Pioneer CAT Bond Fund | Annual Report | 10/31/2355

reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
56Pioneer CAT Bond Fund | Annual Report | 10/31/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Fund is recently-organized and commenced operations on January 27, 2023. Accordingly, the Board did not review the Program with respect to the Fund during the most recent fiscal period.
Pioneer CAT Bond Fund | Annual Report | 10/31/23 57

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
58Pioneer CAT Bond Fund | Annual Report | 10/31/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer CAT Bond Fund | Annual Report | 10/31/2359

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
60Pioneer CAT Bond Fund | Annual Report | 10/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2022. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer CAT Bond Fund | Annual Report | 10/31/2361

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
62Pioneer CAT Bond Fund | Annual Report | 10/31/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)*** Trustee	Trustee since 2022. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
*** Mr. Taubes is retiring as a Trustee, effective February 1, 2024.
Pioneer CAT Bond Fund | Annual Report | 10/31/2363

Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2022. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (61) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2022. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2022. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2022. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
64Pioneer CAT Bond Fund | Annual Report | 10/31/23

Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2022. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2022. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (53) Chief Compliance Officer	Since 2022. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
**** Marco Pirondini has been appointed to serve as an Executive Vice President of the Fund, effective February 1, 2024.
Pioneer CAT Bond Fund | Annual Report | 10/31/2365

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 33594-00-1223

Pioneer Global High Yield Fund
Annual Report  |  October 31, 2023

A: PGHYX	C: PGYCX	Y: GHYYX

visit us: www.amundi.com/us

Pioneer Global High Yield Fund | Annual Report | 10/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Global High Yield Fund | Annual Report | 10/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global High Yield Fund | Annual Report | 10/31/233

Portfolio Management Discussion  |  10/31/23
Note to Shareholders: Effective December 8, 2023, Pioneer Global High Yield Fund was reorganized with and into Pioneer High Yield Fund.  Please see Note 9. to the financial statements for additional information regarding the reorganization.
In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer Global High Yield Fund during the 12-month period ended October 31, 2023. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended October 31, 2023?
A	Pioneer Global High Yield Fund’s Class A shares returned 6.76% at net asset value during the 12-month period ended October 31, 2023, while the Fund’s benchmarks, the Bloomberg Global High Yield Index (the Bloomberg Index) and the ICE Bank of America (ICE BofA) US High Yield Index, returned 9.98% and 5.82%, respectively. During the same period, the average return of the 686 mutual funds in Morningstar’s High Yield Bond Funds category was 5.72%.
Q	Could you describe the market environment for investors in the global high-yield market during the 12-month period ended October 31, 2023?
A	At the outset of the period, with inflation showing signs of modest easing, investors began to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish stance on monetary policy, despite another increase to the federal funds rate target range of 75 basis points (bps) in early November 2022 (a basis point is equal to 1/100th of a percentage point). In December 2022, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which resulted in riskier assets (such as corporate bonds) giving back some of their gains from earlier in the quarter as the month
4Pioneer Global High Yield Fund | Annual Report | 10/31/23

progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
As inflation showed signs of moderating entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw US Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off, including growth stocks and corporate bonds, outperformed. On February 1, 2023, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of a pair of regional US banks and the collapse of European lender Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed before the end of the calendar year. The prospect of easier monetary policy and a flight to safety spurred by the banking concerns drove US Treasury yields sharply lower, supporting bond-market returns. At its March 23, 2023 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing.
With the unemployment rate at record lows, in April the markets welcomed news of 2% first quarter gross domestic product (GDP) growth, driven by continued consumer strength. While high inflation and the strong labor market resulted in the Fed's Board survey of economic projections (the so-called "dots") indicating a terminal (ending) federal funds rate of 5.6%, markets were encouraged that the central bank was possibly nearing the end of
Pioneer Global High Yield Fund | Annual Report | 10/31/235

its rate-hiking cycle. (The Fed's Board survey of economic projections is released four times a year and features the Federal Open Market Committee participants' projections for GDP growth, the unemployment rate, inflation, and the appropriate policy interest rate.) Meanwhile, corporate profits posted declines for both the first and second quarters of 2023, but investors embraced the very high percentage of earnings reports that came in above expectations.
The Fed increased the federal funds target range by 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, 2023, the Fed once again raised the federal funds target range by 25 bps, then the Fed took another pause at its September meeting, leaving the range at 5.25% ‒ 5.50% as of period-end.
Through September and October, driven by the Fed’s “higher for longer” policy on interest rates and increasing concerns about both higher Treasury issuance and the US budget deficit, most asset classes sold off as US bond yields rose notably. In addition, weaker economic growth in China and Europe weighed on market sentiment. The yield on the 10-year US Treasury ended October of 2023 at 4.93%, versus 4.10% 12 months earlier.
Outside of the US, the European Central Bank (ECB) increased its short-term rate target across the 12-month period, moving the rate from 1.25% to 4.50% in its efforts to combat inflation. By the end of the period, statements by ECB governors indicated peak rates had been achieved, or would be soon. The European economy faced continued challenges presented by the Russia-Ukraine war, increased energy costs, and weakness in some export sectors, particularly those reliant on Chinese markets. The euro rallied against the US dollar during the period, from $0.98 to a high of $1.12, finishing the month of October 2023 at $1.06. The Chinese economy reported weaker growth than in prior periods, as the Chinese central government’s policies seeking to reduce reliance on residential property development weighed on economic activity. The emerging markets economies reported mixed economic growth during the 12-month period, with commodity-exporting nations outperforming.
6Pioneer Global High Yield Fund | Annual Report | 10/31/23

Against that backdrop, global high-yield corporate bonds posted a strong positive return for the 12-month period, while outperforming their more interest rate-sensitive investment-grade counterparts.
Q	What were the principal factors that influenced the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2023?
A	The Fund underperformed relative to its primary benchmark, the Bloomberg Index, during the 12-month period, mainly due to adverse sector allocation results. Security selection results also detracted from the Fund’s relative performance, but to a lesser degree. The most significant detractors, overall, from the Fund’s benchmark-relative returns over the 12-month period included our use of index-based credit-default-swap contracts (CDX) in our attempts to hedge portfolio risk, along with the portfolio’s non-benchmark exposures to convertible securities.
At the sector allocation level, the portfolio’s overweight to the services sector was the biggest detractor from the Fund’s benchmark-relative returns during the 12-month period. With regard to security selection, results within the transportation sector were most detrimental to the Fund’s relative performance, although a portfolio overweight to the sector helped offset that negative. Selection results within the real estate sector benefited the Fund’s benchmark-relative performance the most during the period; however, that positive was essentially offset by a portfolio underweight to the sector. On a regional basis, security selection within the United States, where approximately half of the portfolio’s invested assets were allocated, accounted for the bulk of the Fund’s relative underperformance. With respect to ratings categories, security selection results among the portfolio’s holdings of unrated issues and issues rated “CCC” detracted from the Fund’s relative performance, while selection results within holdings of “BB” rated issues aided the Fund’s relative returns.
At the individual security level, the largest positive contributors to the Fund’s benchmark-relative performance during the 12-month period included overweight positions in Argentine energy producer YPF, Mexican airline Grupo Aeromexico, and Ukrainian
Pioneer Global High Yield Fund | Annual Report | 10/31/237

steel producer Metinvest. The largest individual detractors from the Fund’s relative returns were positions in Atento, a Brazilian company focused on customer relationship management and business process outsourcing within Latin America, Western Global Airlines, a cargo airline that felt the negative effects of both reduced airfreight volumes as well as a pilot shortage, and the convertible notes of Enphase Energy, a producer of microinverters and other equipment for solar energy systems.
Q	Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2023? If so, did the derivatives have an effect on the Fund’s performance?
Our primary use of derivatives during the period were the aforementioned CDX investments, which were part of our efforts to hedge the Fund’s risk exposures. As noted earlier, the CDX positions detracted from the Fund’s benchmark-relative performance over the 12-month period. The Fund also had exposure to forward foreign currency exchange contracts (currency forwards) during the period, which had a negligible effect on relative returns.
Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2023?
A	The Fund’s monthly distribution rate decreased slightly over the first six months of the 12-month period, as rising interest rates reduced the prices of the bonds held in the portfolio. (Rates and bond prices tend to move in opposite directions.) The monthly distribution rate then bounced back over the second half of the period and finished slightly higher than it had been 12 months earlier, as the Fund’s income-generation benefited from higher available bond yields, driven by continued interest-rate increases by central banks, including the Fed and ECB.
Q	What is your assessment of the current climate for high-yield investing?
A	While recent US economic data may show signs consistent with a domestic “soft landing,” in which growth slows but remains positive while inflation is brought under control, we are wary of
*	Distributions are not guaranteed.
8Pioneer Global High Yield Fund | Annual Report | 10/31/23

extrapolating the current growth signals too far into the future. Consumer spending has been waning after a summer boost, business sentiment has been softening, and the still-tight US labor market has been cooling. In addition, higher interest rates and tighter lending conditions are just starting to take their toll on businesses. In a “higher for longer” interest-rate environment, businesses may encounter increasing difficulty with regard to carrying higher interest expenses and eventually rolling over maturing loans. We expect US economic growth will slow in the coming quarters, and while it may take into early 2024 to know if the economy has a soft or hard landing, we continue to view the odds of a soft landing in the US as relatively low.
Outside the US, we see the European economy as likely to remain sluggish, with inflation slowly declining, although household disposable incomes could remain healthy and continue to support demand. We expect economic growth in China to remain on a downward trend, and anticipate only limited fiscal stimulus from that country’s government. We believe declining inflation will lead to interest-rate cuts in several emerging markets countries, which may help support demand, although our core expectation is for a cyclical downturn followed by a mild recovery.
The recent rise in yields has been rapid and significant. Since the Fed’s last rate increase on July 26, 10-year US Treasury yields have moved from 3.86% to 4.93% (as of October 31, 2023). The rise in long-term Treasury rates is likely not due to higher expected inflation, in our view. Rather, it appears the bond market is currently discounting a “higher for forever” scenario, in which the Fed’s “neutral” federal funds target has increased substantially. Similarly, in Europe, 10-year German Bund yields rose from 2.48% to 2.81% over the same timeframe, even though inflation expectations have declined modestly.
Should there be a recession, we anticipate some high-yield bond issuers will end up in trouble, leading to increased defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2007-2008. In the current environment, we anticipate the default rate remaining lower than it was after the GFC. Our view is predicated on the significant weighting of “BB” rated issuers in the high-yield universe (relative to prior periods), strong fundamentals in many sectors
Pioneer Global High Yield Fund | Annual Report | 10/31/239

such as autos and energy, and the relative strength of many consumers. In addition, within the below-investment-grade universe, we expect the high-yield bond default rate (as measured by Moody's) might be substantially lower than the default rate for their floating-rate leveraged-loan counterparts.
10Pioneer Global High Yield Fund | Annual Report | 10/31/23

Please refer to the Schedule of Investments on pages 21  - 39  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Investments in high-yield or lower-rated securities are subject to greater-than average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Pioneer Global High Yield Fund | Annual Report | 10/31/2311

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12Pioneer Global High Yield Fund | Annual Report | 10/31/23

Portfolio Summary  |  10/31/23
Portfolio Diversification

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
Pioneer Global High Yield Fund | Annual Report | 10/31/2313

Portfolio Summary  |  10/31/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Bills, 11/21/23	3.28%
2.	U.S. Treasury Bills, 11/9/23	2.22
3.	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	1.40
4.	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1.18
5.	Grupo Posadas S.A.B de CV, 5.00%, 12/30/27 (144A)	1.11
6.	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	1.06
7.	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	1.03
8.	Frigorifico Concepcion S.A., 7.70%, 7/21/28 (144A)	1.03
9.	Energean Plc, 6.50%, 4/30/27 (144A)	0.94
10.	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	0.93
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
14Pioneer Global High Yield Fund | Annual Report | 10/31/23

Prices and Distributions  |  10/31/23
Net Asset Value per Share
Class	10/31/23	10/31/22
A	$6.94	$6.87
C	$6.93	$6.88
Y	$6.80	$6.74

Distributions per Share: 11/1/22 - 10/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Tax Return of Capital
A	$0.3783	$—	$—	$0.0157
C	$0.3152	$—	$—	$0.0157
Y	$0.3876	$—	$—	$0.0157
Index Definitions
The Bloomberg Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, and Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 16 - 18.
Pioneer Global High Yield Fund | Annual Report | 10/31/2315

Performance Update | 10/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloom- berg Global High Yield Index	ICE BofA U.S. High Yield Index
10 Years	1.74%	1.27%	2.80%	3.78%
5 Years	1.17	0.24	1.67	2.88
1 Year	6.76	2.01	9.98	5.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.25%	1.14%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global High Yield Fund | Annual Report | 10/31/23

Performance Update | 10/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns (As of October 31, 2023)
Period	If Held	If Redeemed	Bloom- berg Global High Yield Index	ICE BofA U.S. High Yield Index
10 Years	0.95%	0.95%	2.80%	3.78%
5 Years	0.30	0.30	1.67	2.88
1 Year	5.51	4.51	9.98	5.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.94%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Global High Yield Fund | Annual Report | 10/31/2317

Performance Update | 10/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	Bloom- berg Global High Yield Index	ICE BofA U.S. High Yield Index
10 Years	1.98%	2.80%	3.78%
5 Years	1.36	1.67	2.88
1 Year	6.88	9.98	5.82
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.00%	0.90%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Global High Yield Fund | Annual Report | 10/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on actual returns from May 1, 2023 through October 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,001.40	$995.40	$1,002.10
Expenses Paid During Period*	$5.75	$10.56	$4.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.10%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer Global High Yield Fund | Annual Report | 10/31/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2023 through October 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,019.46	$1,014.62	$1,020.67
Expenses Paid During Period*	$5.80	$10.66	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.10%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
20Pioneer Global High Yield Fund | Annual Report | 10/31/23

Schedule of Investments  |  10/31/23
Shares		Value
	UNAFFILIATED ISSUERS — 95.1%
	Common Stocks — 0.8% of Net Assets
	Automobile Components — 0.4%
5,735,146(a)	Ascent CNR Corp., Class A	$ 573,515
	Total Automobile Components	$573,515

	Chemicals — 0.0%†
148	LyondellBasell Industries NV, Class A	$ 13,355
	Total Chemicals	$13,355

	Household Durables — 0.0%†
1,443,476(a)	Desarrolladora Homex SAB de CV	$ 1,041
	Total Household Durables	$1,041

	Oil, Gas & Consumable Fuels — 0.0%†
25(a)	Amplify Energy Corp.	$ 174
	Total Oil, Gas & Consumable Fuels	$174

	Paper & Forest Products — 0.0%†
459,481	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$—

	Passenger Airlines — 0.4%
36,096(a) +	Grupo Aeromexico SAB de CV	$ 450,474
	Total Passenger Airlines	$450,474

	Total Common Stocks (Cost $1,298,092)	$1,038,559

Principal Amount USD ($)
	Collateralized Mortgage Obligations—0.1% of Net Assets
119,459(b)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C, 6.288% (1 Month Term SOFR + 95 bps), 10/19/45	$ 114,675
	Total Collateralized Mortgage Obligations (Cost $0)	$114,675

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2321

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Security—0.2% of Net Assets
323,448(b)	Med Trust, Series 2021-MDLN, Class G, 10.698% (1 Month Term SOFR + 536 bps), 11/15/38 (144A)	$ 303,651
	Total Commercial Mortgage-Backed Security (Cost $323,448)	$303,651

	Convertible Corporate Bonds — 2.8% of Net Assets
	Airlines — 0.5%
398,000	Air Canada, 4.00%, 7/1/25	$ 420,911
453,000	Spirit Airlines, Inc., 1.00%, 5/15/26	263,134
	Total Airlines	$684,045

	Banks — 0.1%
IDR 11,178,198,000	PT Bakrie & Brothers Tbk, 4/28/24	$ 70,370
	Total Banks	$70,370

	Biotechnology — 0.3%
363,000	Insmed, Inc., 1.75%, 1/15/25	$ 357,918
	Total Biotechnology	$357,918

	Energy-Alternate Sources — 0.3%
435,000(c)	Enphase Energy, Inc., 3/1/28	$ 322,895
	Total Energy-Alternate Sources	$322,895

	Entertainment — 0.8%
753,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 559,479
520,000	IMAX Corp., 0.50%, 4/1/26	470,879
	Total Entertainment	$1,030,358

	Pharmaceuticals — 0.2%
336,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 251,442
	Total Pharmaceuticals	$251,442

	Semiconductors — 0.1%
220,000	ON Semiconductor Corp., 0.50%, 3/1/29 (144A)	$ 192,500
	Total Semiconductors	$192,500

	Software — 0.5%
272,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 230,792
The accompanying notes are an integral part of these financial statements.
22Pioneer Global High Yield Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Software — (continued)
196,000	Jamf Holding Corp., 0.125%, 9/1/26	$ 160,865
331,000	Verint Systems, Inc., 0.25%, 4/15/26	278,867
	Total Software	$670,524

	Total Convertible Corporate Bonds (Cost $4,905,447)	$3,580,052

	Corporate Bonds — 81.2% of Net Assets
	Advertising — 0.4%
744,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 541,547
	Total Advertising	$541,547

	Aerospace & Defense — 0.3%
400,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	$ 388,495
	Total Aerospace & Defense	$388,495

	Agriculture — 1.0%
1,550,000	Frigorifico Concepcion S.A., 7.70%, 7/21/28 (144A)	$ 1,256,394
	Total Agriculture	$1,256,394

	Airlines — 3.0%
1,636,537(d)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	$ 1,257,566
204,750	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	175,710
420,000	Azul Secured Finance LLP, 11.93%, 8/28/28 (144A)	408,082
1,000,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	927,669
1,000,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 6.375%, 2/1/30 (144A)	666,892
585,000	VistaJet Malta Finance Plc/Vista Management Holding, Inc., 7.875%, 5/1/27 (144A)	449,912
	Total Airlines	$3,885,831

	Auto Manufacturers — 1.2%
440,000	Ford Motor Co., 5.291%, 12/8/46	$ 319,662
325,000	Ford Motor Co., 6.10%, 8/19/32	300,608
300,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	237,000
845,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	767,182
	Total Auto Manufacturers	$1,624,452

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2323

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Auto Parts & Equipment — 1.4%
EUR 600,000	Dana Financing Luxembourg S.a.r.l., 8.50%, 7/15/31 (144A)	$ 647,557
600,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	562,779
EUR 615,000(d)	IHO Verwaltungs GmbH, 8.75% (9.50% PIK or 8.75% Cash), 5/15/28 (144A)	669,525
	Total Auto Parts & Equipment	$1,879,861

	Banks — 2.0%
700,000	Akbank TAS, 5.125%, 3/31/25	$ 673,064
120,000	Akbank TAS, 6.80%, 2/6/26 (144A)	116,310
830,000(e)	Bank Leumi Le-Israel BM, 7.129% (5 Year CMT Index + 347 bps), 7/18/33 (144A)	738,700
300,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	300,098
1,030,000(e)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index + 260 bps), 6/1/32 (144A)	732,117
1,025,000(e)(f)(g)#	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	37,028
750,000(e)(f)(g)#	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year CMT Index + 638 bps) (144A)	21,094
	Total Banks	$2,618,411

	Biotechnology — 0.9%
EUR 1,000,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 947,000
GBP 220,000	Cidron Aida Finco S.a.r.l., 6.25%, 4/1/28 (144A)	234,308
	Total Biotechnology	$1,181,308

	Building Materials — 2.4%
965,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 (144A)	$ 912,407
555,000	Camelot Return Merger Sub, Inc., 8.75%, 8/1/28 (144A)	518,220
EUR 885,000	HT Troplast GmbH, 9.375%, 7/15/28 (144A)	908,274
490,000	Knife River Corp., 7.75%, 5/1/31 (144A)	488,174
328,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30 (144A)	260,350
	Total Building Materials	$3,087,425

	Chemicals — 3.7%
809,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 728,100
EUR 580,000	Olympus Water US Holding Corp., 9.625%, 11/15/28 (144A)	608,475
980,000	Olympus Water US Holding Corp., 9.75%, 11/15/28 (144A)	957,167
895,000	Rain Carbon, Inc., 12.25%, 9/1/29 (144A)	910,663
The accompanying notes are an integral part of these financial statements.
24Pioneer Global High Yield Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Chemicals — (continued)
EUR 445,000	SCIL IV LLC/SCIL USA Holdings LLC, 4.375%, 11/1/26 (144A)	$ 433,775
515,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	456,818
EUR 410,000	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 7/15/28 (144A)	438,684
348,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	274,131
	Total Chemicals	$4,807,813

	Commercial Services — 4.6%
960,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 833,881
400,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	327,164
175,000(g)	Atento Luxco 1 S.A., 8.00%, 2/10/26 (144A)	17
515,680(d) +	Atento Luxco 1 S.A., 20.00% (10.00% PIK or 10.00% Cash), 2/17/25 (144A)	515,680
945,369(d) +	Atento Luxco 1 S.A., 20.00% (20.00% PIK), 2/17/25 (144A)	5,805
EUR 375,000	Avis Budget Finance Plc, 7.25%, 7/31/30 (144A)	387,492
1,232,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	939,170
750,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	681,523
EUR 470,000	IPD 3 BV, 8.00%, 6/15/28 (144A)	500,910
675,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	595,720
805,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	746,479
525,000	Sotheby's, 7.375%, 10/15/27 (144A)	468,870
	Total Commercial Services	$6,002,711

	Cosmetics/Personal Care — 0.6%
EUR 705,000	Coty, Inc., 5.75%, 9/15/28 (144A)	$ 750,399
	Total Cosmetics/Personal Care	$750,399

	Distribution/Wholesale — 0.4%
555,000	Windsor Holdings III LLC, 8.50%, 6/15/30 (144A)	$ 540,274
	Total Distribution/Wholesale	$540,274

	Diversified Financial Services — 8.5%
1,765,000	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	$ 1,707,638
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2325

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
416,628(d)	Avation Capital S.A., 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 355,175
890,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	725,473
700,000(g)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	80,500
EUR 300,000	Garfunkelux Holdco 3 S.A., 6.75%, 11/1/25 (144A)	237,973
GBP 510,000	Garfunkelux Holdco 3 S.A., 7.75%, 11/1/25 (144A)	456,752
765,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	752,523
1,424,306(d)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	1,287,167
EUR 935,000	Intrum AB, 9.25%, 3/15/28 (144A)	844,783
430,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 8/15/28 (144A)	343,177
605,000	OneMain Finance Corp., 9.00%, 1/15/29	588,763
997,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	887,330
EUR 360,000	Sherwood Financing Plc, 4.50%, 11/15/26	327,755
GBP 960,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	968,471
1,066,000(g)	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	21,378
599,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	501,663
1,020,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	928,129
	Total Diversified Financial Services	$11,014,650

	Electric — 2.8%
610,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 475,647
EUR 280,000	ContourGlobal Power Holdings S.A., 3.125%, 1/1/28 (144A)	239,616
945,000	Pampa Energia S.A., 7.50%, 1/24/27 (144A)	879,004
445,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	452,169
350,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	297,288
The accompanying notes are an integral part of these financial statements.
26Pioneer Global High Yield Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Electric — (continued)
175,000	Vistra Operations Co. LLC, 6.95%, 10/15/33 (144A)	$ 166,685
1,130,000	Vistra Operations Co. LLC, 7.75%, 10/15/31 (144A)	1,090,698
	Total Electric	$3,601,107

	Electrical Components & Equipments — 0.4%
EUR 675,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	$ 560,816
	Total Electrical Components & Equipments	$560,816

	Energy-Alternate Sources — 0.2%
291,105(d)	SCC Power Plc, 4.00% (4.00% PIK or 4.00% Cash), 5/17/32 (144A)	$ 35,718
537,426(d)	SCC Power Plc, 8.00% (4.00% PIK or 4.00% Cash or 8.00% Cash), 12/31/28 (144A)	200,299
	Total Energy-Alternate Sources	$236,017

	Engineering & Construction — 0.3%
280,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	$ 225,313
275,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	202,285
	Total Engineering & Construction	$427,598

	Entertainment — 1.7%
EUR 320,000	Allwyn Entertainment Financing UK Plc, 7.25%, 4/30/30 (144A)	$ 336,561
200,000	Allwyn Entertainment Financing UK Plc, 7.875%, 4/30/29 (144A)	197,100
780,000	Banijay Entertainment SASU, 8.125%, 5/1/29 (144A)	760,490
EUR 160,000	Cirsa Finance International S.a.r.l., 10.375%, 11/30/27 (144A)	180,300
140,000	Light & Wonder International, Inc., 7.50%, 9/1/31 (144A)	136,700
604,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	554,925
	Total Entertainment	$2,166,076

	Environmental Control — 1.0%
880,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 750,467
473,000	Tervita Corp., 11.00%, 12/1/25 (144A)	491,906
	Total Environmental Control	$1,242,373

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2327

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Food — 1.1%
408,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28 (144A)	$ 400,572
710,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	481,110
EUR 655,000	Quatrim SAS, 5.875%, 1/15/24 (144A)	594,122
	Total Food	$1,475,804

	Healthcare-Services — 0.4%
855,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 518,000
	Total Healthcare-Services	$518,000

	Home Builders — 0.1%
155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 141,407
	Total Home Builders	$141,407

	Household Products/Wares — 0.3%
417,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 333,784
	Total Household Products/Wares	$333,784

	Insurance — 0.3%
GBP 382,000	Galaxy Bidco, Ltd., 6.50%, 7/31/26 (144A)	$ 428,319
	Total Insurance	$428,319

	Iron & Steel — 0.2%
36,000	ATI, Inc., 7.25%, 8/15/30	$ 34,657
336,000	Metinvest BV, 7.75%, 10/17/29 (144A)	199,080
	Total Iron & Steel	$233,737

	Leisure Time — 3.7%
120,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	$ 127,946
EUR 385,000	Carnival Plc, 1.00%, 10/28/29	248,495
780,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	700,050
290,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	253,109
560,000	NCL Corp., Ltd., 8.125%, 1/15/29 (144A)	547,116
220,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	183,972
EUR 690,000	Pinnacle Bidco Plc, 8.25%, 10/11/28 (144A)	706,434
105,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	103,580
665,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	721,236
The accompanying notes are an integral part of these financial statements.
28Pioneer Global High Yield Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Leisure Time — (continued)
817,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 736,035
520,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	460,850
	Total Leisure Time	$4,788,823

	Lodging — 1.8%
1,598,981(h)	Grupo Posadas S.A.B de CV, 5.00%, 12/30/27 (144A)	$ 1,347,142
670,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	561,123
EUR 430,000	NH Hotel Group S.A., 4.00%, 7/2/26 (144A)	432,120
	Total Lodging	$2,340,385

	Media — 2.8%
1,450,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	$ 1,131,812
190,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	179,554
1,000,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	507,122
400,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	204,536
1,175,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	968,153
EUR 855,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	666,067
	Total Media	$3,657,244

	Mining — 3.4%
730,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 607,725
EUR 609,000	Constellium SE, 3.125%, 7/15/29 (144A)	530,894
EUR 850,000	Constellium SE, 3.125%, 7/15/29	740,985
655,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	561,656
665,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	566,398
880,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	742,809
811,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	638,849
	Total Mining	$4,389,316

	Oil & Gas — 12.1%
920,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	$ 911,211
315,000(i)	Borr IHC, Ltd./Borr Finance LLC, 10.00%, 11/15/28 (144A)	313,498
225,000(i)	Borr IHC, Ltd./Borr Finance LLC, 10.375%, 11/15/30 (144A)	223,087
385,000	CITGO Petroleum Corp., 8.375%, 1/15/29 (144A)	381,289
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2329

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
510,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	$ 513,142
310,000	Civitas Resources, Inc., 8.625%, 11/1/30 (144A)	315,526
510,000	Civitas Resources, Inc., 8.75%, 7/1/31 (144A)	514,726
695,000	Ecopetrol S.A., 8.875%, 1/13/33	667,479
1,382,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,149,686
570,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	527,998
305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	270,773
305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	266,357
854,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	790,377
485,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	435,780
1,098,628	MC Brazil Downstream Trading S.a.r.l, 7.25%, 6/30/31 (144A)	781,674
365,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	322,368
381,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	377,161
575,000	Petroleos Mexicanos, 6.70%, 2/16/32	423,957
440,000	Seadrill Finance, Ltd., 8.375%, 8/1/30 (144A)	440,141
930,000	Shelf Drilling Holdings, Ltd., 9.625%, 4/15/29 (144A)	884,219
1,135,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	878,616
835,000	Southwestern Energy Co., 5.375%, 3/15/30	765,901
380,000	Transocean, Inc., 8.75%, 2/15/30 (144A)	378,879
130,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	130,526
1,665,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,430,235
735,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	721,219
1,240,000	YPF S.A., 6.95%, 7/21/27 (144A)	937,162
	Total Oil & Gas	$15,752,987

	Oil & Gas Services — 0.5%
680,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 618,800
	Total Oil & Gas Services	$618,800

	Packaging & Containers — 0.6%
EUR 205,000	OI European Group BV, 6.25%, 5/15/28 (144A)	$ 214,228
580,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	530,700
	Total Packaging & Containers	$744,928

The accompanying notes are an integral part of these financial statements.
30Pioneer Global High Yield Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Pharmaceuticals — 2.5%
EUR 970,000	Cheplapharm Arzneimittel GmbH, 7.50%, 5/15/30 (144A)	$ 1,021,492
840,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	734,030
875,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	587,737
808,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	547,913
EUR 360,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	324,396
523,000 +	Tricida, Inc., 3.50%, 5/15/27	—
523,000 +	Tricida, Inc., 3.50%, 5/15/27	—
	Total Pharmaceuticals	$3,215,568

	Pipelines — 4.5%
893,274	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 806,139
665,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	670,327
1,092,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	1,073,833
890,000(e)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	739,081
440,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	422,342
665,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	499,887
790,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	748,567
310,000	Venture Global LNG, Inc., 8.125%, 6/1/28 (144A)	300,954
575,000	Venture Global LNG, Inc., 8.375%, 6/1/31 (144A)	548,697
	Total Pipelines	$5,809,827

	REITs — 2.2%
1,040,000	Iron Mountain, Inc., 7.00%, 2/15/29 (144A)	$ 1,007,501
1,025,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	621,409
958,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	580,819
780,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	506,538
115,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	110,740
	Total REITs	$2,827,007

	Retail — 1.9%
610,000	Brinker International, Inc., 8.25%, 7/15/30 (144A)	$ 589,827
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2331

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
EUR 605,000	Food Service Project S.A., 5.50%, 1/21/27 (144A)	$ 609,804
EUR 960,000	Shiba Bidco S.p.A., 4.50%, 10/31/28 (144A)	909,881
490,000	Staples, Inc., 7.50%, 4/15/26 (144A)	399,690
	Total Retail	$2,509,202

	Software — 0.5%
865,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 706,918
	Total Software	$706,918

	Telecommunications — 3.1%
1,065,000	Altice France Holding S.A., 6.00%, 2/15/28 (144A)	$ 467,062
280,000	Altice France S.A., 5.125%, 1/15/29 (144A)	193,243
1,165,000	Altice France S.A., 5.125%, 7/15/29 (144A)	797,631
844,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	576,030
442,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	442,346
440,000	Total Play Telecomunicaciones SA de CV, 6.375%, 9/20/28 (144A)	210,689
885,000	Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25 (144A)	638,869
970,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	769,197
	Total Telecommunications	$4,095,067

	Transportation — 1.9%
1,485,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 1,092,476
620,000	Hidrovias International Finance SARL, 4.95%, 2/8/31 (144A)	478,027
445,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	341,386
765,000	Simpar Europe S.A., 5.20%, 1/26/31 (144A)	596,700
1,285,000(g)	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	9,637
	Total Transportation	$2,518,226

	Water — 0.5%
760,000	Aegea Finance S.a.r.l., 6.75%, 5/20/29 (144A)	$ 695,513
	Total Water	$695,513

	Total Corporate Bonds (Cost $127,229,177)	$105,614,420

The accompanying notes are an integral part of these financial statements.
32Pioneer Global High Yield Fund | Annual Report | 10/31/23

Shares		Value
	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP 7,000(a)(j)	Avation Plc, 1/1/59	$ 2,552
	Total Trading Companies & Distributors	$2,552

	Total Right/Warrant (Cost $—)	$2,552

Face Amount USD ($)
	Insurance-Linked Securities — 0.0%† of Net Assets#
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
600,000(a)(k) +	Cypress Re 2017, 1/31/24	$ 60
	Windstorm – Florida — 0.0%†
250,000(a)(k) +	Formby Re 2018, 2/29/24	$ —
300,000(a)(k) +	Portrush Re 2017, 6/15/24	30
		$ 30

	Total Collateralized Reinsurance	$90

	Reinsurance Sidecars — 0.0%†
	Multiperil – U.S. — 0.0%†
1,000,000(a)(l) +	Harambee Re 2018, 12/31/24	$ —
695,349(l) +	Harambee Re 2019, 12/31/24	904
		$ 904

	Multiperil – Worldwide — 0.0%†
231,508(a)(l) +	Lorenz Re 2019, 6/30/24	$ 2,269
600,000(k) +	Merion Re 2018-2, 12/31/24	29,990
250,000(l) +	Thopas Re 2019, 12/31/24	3,450
250,000(a)(l) +	Viribus Re 2018, 12/31/24	—
106,153(a)(l) +	Viribus Re 2019, 12/31/24	329
		$ 36,038

	Total Reinsurance Sidecars	$36,942

	Total Insurance-Linked Securities (Cost $297,927)	$37,032

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2333

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Foreign Government Bonds — 3.3% of Net Assets
	Angola — 0.5%
875,000	Angolan Government International Bond, 8.750%, 4/14/32 (144A)	$ 679,977
	Total Angola	$679,977

	Argentina — 0.5%
705,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	$ 645,075
	Total Argentina	$645,075

	Egypt — 0.5%
1,095,000	Egypt Government International Bond, 5.875%, 2/16/31 (144A)	$ 597,826
	Total Egypt	$597,826

	Ghana — 0.4%
385,000(g)	Ghana Government International Bond, 7.875%, 2/11/35 (144A)	$ 164,187
1,000,000(g)	Ghana Government International Bond, 8.627%, 6/16/49	412,650
	Total Ghana	$576,837

	Ivory Coast — 0.5%
EUR 842,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 671,531
	Total Ivory Coast	$671,531

	Turkey — 0.6%
720,000	Turkey Government International Bond, 9.375%, 1/19/33	$ 721,224
	Total Turkey	$721,224

	Ukraine — 0.3%
EUR 855,000(g)	Ukraine Government International Bond, 4.375%, 1/27/32 (144A)	$ 201,743
625,000(g)	Ukraine Government International Bond, 8.994%, 2/1/26 (144A)	190,750
	Total Ukraine	$392,493

	Total Foreign Government Bonds (Cost $7,396,894)	$4,284,963

The accompanying notes are an integral part of these financial statements.
34Pioneer Global High Yield Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — 5.1% of Net Assets
2,700,000(c)	U.S. Treasury Bills, 11/9/23	$ 2,696,823
4,000,000(c)	U.S. Treasury Bills, 11/21/23	3,988,236
	Total U.S. Government and Agency Obligations (Cost $6,685,062)	$6,685,059

Shares
	SHORT TERM INVESTMENTS — 1.6% of Net Assets
	Open-End Fund — 1.6%
2,082,074(m)	Dreyfus Government Cash Management, Institutional Shares, 5.23%	$ 2,082,074
		$ 2,082,074

	TOTAL SHORT TERM INVESTMENTS (Cost $2,082,074)	$2,082,074

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
Over The Counter (OTC) Currency Put Option Purchased — 0.0%†
4,500,000	Put EUR Call USD	Citibank NA	EUR 94,758	EUR 1.02	11/28/23	$ 1,008
	Total Over The Counter (OTC) Currency Put Option Purchased (Premiums paid $ 94,758)					$ 1,008

	TOTAL OPTIONS PURCHASED (Premiums paid $ 94,758)					$ 1,008

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.1% (Cost $150,312,879)					$123,744,045
Over The Counter (OTC) Currency Call Option Written — (0.0)%†
(4,500,000)	Call EUR Put USD	Citibank NA	EUR 94,758	EUR 1.10	11/28/23	$ (729)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $94,758)					$ (729)

	OTHER ASSETS AND LIABILITIES — 4.9%					$ 6,403,389
	net assets — 100.0%					$130,146,705

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2335

Schedule of Investments  |  10/31/23 (continued)
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $99,590,429, or 76.5% of net assets.
(a)	Non-income producing security.
(b)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2023.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2023.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Security is in default.
(h)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at October 31, 2023.
(i)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(j)	Avation Plc, 1/1/59 warrants are exercisable into 7,000 shares.
(k)	Issued as participation notes.
(l)	Issued as preference shares.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Cypress Re 2017	1/24/2017	$ 2,017	$ 60
Formby Re 2018	7/9/2018	776	—
Harambee Re 2018	12/19/2017	21,232	—
Harambee Re 2019	4/24/2019	—	904
Lorenz Re 2019	7/10/2019	38,526	2,269
Merion Re 2018-2	12/28/2017	—	29,990
Portrush Re 2017	6/12/2017	230,096	30
Sovcombank Via SovCom Capital DAC	1/30/2020	750,000	21,094
Sovcombank Via SovCom Capital DAC	11/10/2021	1,025,000	37,028
Thopas Re 2019	12/21/2018	—	3,450
Viribus Re 2018	12/22/2017	5,280	—
Viribus Re 2019	3/25/2019	—	329
Total Restricted Securities			$95,154
% of Net assets			0.1%
The accompanying notes are an integral part of these financial statements.
36Pioneer Global High Yield Fund | Annual Report | 10/31/23

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6,900,000	USD	7,348,769	State Street Bank & Trust Co.	11/21/23	$(41,401)
USD	2,048,194	GBP	1,675,000	State Street Bank & Trust Co.	11/21/23	12,054
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (29,347)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation	Market Value
5,430,000	Markit CDX North America High Yield Index Series 41	Pay	5.00%	12/20/28	$(51,360)	$52,239	$879
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (51,360)	$ 52,239	$ 879

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2023, aggregated $59,126,126 and $86,064,708, respectively.
At October 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $150,832,516 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 1,233,707
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,351,375)
Net unrealized depreciation	$(27,117,668)
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2337

Schedule of Investments  |  10/31/23 (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobile Components	$ —	$ 573,515	$ —	$ 573,515
Paper & Forest Products	—	—*	—	—*
Passenger Airlines	—	—	450,474	450,474
All Other Common Stocks	14,570	—	—	14,570
Collateralized Mortgage Obligations	—	114,675	—	114,675
Commercial Mortgage-Backed Security	—	303,651	—	303,651
Convertible Corporate Bonds	—	3,580,052	—	3,580,052
Corporate Bonds
Commercial Services	—	5,481,226	521,485	6,002,711
Pharmaceuticals	—	3,215,568	—*	3,215,568
All Other Corporate Bonds	—	96,396,141	—	96,396,141
Right/Warrant	2,552	—	—	2,552
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	60	60
Windstorm – Florida	—	—	30	30
Reinsurance Sidecars
Multiperil – U.S.	—	—	904	904
Multiperil – Worldwide	—	—	36,038	36,038
Foreign Government Bonds	—	4,284,963	—	4,284,963
U.S. Government and Agency Obligations	—	6,685,059	—	6,685,059
Open-End Fund	2,082,074	—	—	2,082,074
Over The Counter (OTC) Currency Put Option Purchased	—	1,008	—	1,008
Total Investments in Securities	$ 2,099,196	$120,635,858	$1,008,991	$123,744,045
The accompanying notes are an integral part of these financial statements.
38Pioneer Global High Yield Fund | Annual Report | 10/31/23

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$ —	$ (729)	$ —	$ (729)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(29,347)	—	(29,347)
Swap contracts, at value	—	879	—	879
Total Other Financial Instruments	$ —	$ (29,197)	$ —	$ (29,197)
*	Securities valued at $0.
Transfers are calculated on the beginning of period values. During the year ended October 31, 2023, a security valued at $329,643 was transferred from Level 1 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2339

Statement of Assets and Liabilities  |  10/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $150,312,879)	$ 123,744,045
Cash	25,316
Foreign currencies, at value (cost $4,885,714)	4,788,431
Swaps collateral	287,327
Swap contracts, at value (premiums received $51,360)	879
Unrealized appreciation on forward foreign currency exchange contracts	12,054
Receivables —
Fund shares sold	26,893
Interest	2,389,551
Due from the Adviser	7,213
Other assets	5,290
Total assets	$ 131,286,999
LIABILITIES:
Payables —
Investment securities purchased	$ 526,162
Fund shares repurchased	307,304
Distributions	71,660
Trustees' fees	666
Professional fees	72,305
Transfer agent fees	20,909
Printing fees	16,034
Variation margin for centrally cleared swap contracts	13,919
Written options outstanding (premiums received $94,758)	729
Unrealized depreciation on forward foreign currency exchange contracts	41,401
Management fees	12,450
Administrative expenses	7,628
Distribution fees	3,374
Accrued expenses	45,753
Total liabilities	$ 1,140,294
NET ASSETS:
Paid-in capital	$ 473,957,085
Distributable earnings (loss)	(343,810,380)
Net assets	$ 130,146,705
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $90,511,027/13,049,849 shares)	$ 6.94
Class C (based on $2,077,269/299,562 shares)	$ 6.93
Class Y (based on $37,558,409/5,523,065 shares)	$ 6.80
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.94 net asset value per share/100%-4.50% maximum sales charge)	$ 7.27
The accompanying notes are an integral part of these financial statements.
40Pioneer Global High Yield Fund | Annual Report | 10/31/23

Statement of Operations FOR THE YEAR ENDED 10/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $28,382)	$ 10,567,266
Dividends from unaffiliated issuers (net of foreign taxes withheld $2,745)	263,437
Total Investment Income		$ 10,830,703
EXPENSES:
Management fees	$ 999,867
Administrative expenses	61,232
Transfer agent fees
Class A	94,397
Class C	4,426
Class Y	38,703
Distribution fees
Class A	245,577
Class C	29,020
Shareowner communications expense	37,121
Custodian fees	4,560
Registration fees	63,329
Professional fees	133,839
Printing expense	52,295
Officers' and Trustees' fees	8,857
Insurance expense	5,378
Miscellaneous	88,306
Total expenses		$ 1,866,907
Less fees waived and expenses reimbursed by the Adviser		(310,717)
Net expenses		$ 1,556,190
Net investment income		$ 9,274,513
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(11,454,285)
Class actions	34,984
Forward foreign currency exchange contracts	25,077
Swap contracts	(2,435,387)
Written options	78,703
Other assets and liabilities denominated in foreign currencies	(159,370)	$(13,910,278)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 13,264,404
Forward foreign currency exchange contracts	136,536
Swap contracts	1,056,797
Written options	25,916
Other assets and liabilities denominated in foreign currencies	(62,469)	$ 14,421,184
Net realized and unrealized gain (loss) on investments		$ 510,906
Net increase in net assets resulting from operations		$ 9,785,419
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2341

Statements of Changes in Net Assets
	Year Ended 10/31/23	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 9,274,513	$ 10,220,006
Net realized gain (loss) on investments	(13,910,278)	(7,562,950)
Change in net unrealized appreciation (depreciation) on investments	14,421,184	(35,567,216)
Net increase (decrease) in net assets resulting from operations	$ 9,785,419	$ (32,910,160)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.29 per share, respectively)	$ (5,229,552)	$ (4,493,430)
Class C ($0.31 and $0.22 per share, respectively)	(129,900)	(149,297)
Class Y ($0.38 and $0.30 per share, respectively)	(2,326,352)	(2,338,894)
Tax return of capital
Class A ($0.02 and $0.08 per share, respectively)	$ (215,565)	$ (1,210,554)
Class C ($0.02 and $0.08 per share, respectively)	(5,355)	(40,221)
Class Y ($0.02 and $0.08 per share, respectively)	(95,893)	(630,111)
Total distributions to shareowners	$ (8,002,617)	$ (8,862,507)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 17,625,607	$ 22,006,630
Reinvestment of distributions	6,983,769	7,357,315
Cost of shares repurchased	(44,863,537)	(65,628,894)
Net decrease in net assets resulting from Fund share transactions	$ (20,254,161)	$ (36,264,949)
Net decrease in net assets	$ (18,471,359)	$ (78,037,616)
NET ASSETS:
Beginning of year	$148,618,064	$226,655,680
End of year	$ 130,146,705	$ 148,618,064
The accompanying notes are an integral part of these financial statements.
42Pioneer Global High Yield Fund | Annual Report | 10/31/23

	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	447,212	$ 3,199,928	435,935	$ 3,403,782
Reinvestment of distributions	685,037	4,874,696	661,565	5,025,273
Less shares repurchased	(2,556,083)	(18,161,756)	(2,881,781)	(22,350,650)
Net decrease	(1,423,834)	$(10,087,132)	(1,784,281)	$(13,921,595)
Class C
Shares sold	35,077	$ 249,322	12,757	$ 102,096
Reinvestment of distributions	18,247	129,923	23,651	180,540
Less shares repurchased	(239,399)	(1,697,950)	(341,183)	(2,655,200)
Net decrease	(186,075)	$ (1,318,705)	(304,775)	$ (2,372,564)
Class Y
Shares sold	2,032,696	$ 14,176,357	2,434,289	$ 18,500,752
Reinvestment of distributions	283,725	1,979,150	288,370	2,151,502
Less shares repurchased	(3,591,282)	(25,003,831)	(5,278,033)	(40,623,044)
Net decrease	(1,274,861)	$ (8,848,324)	(2,555,374)	$(19,970,790)
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2343

Financial Highlights
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class A
Net asset value, beginning of period	$ 6.87	$ 8.64	$ 7.88	$ 8.57	$ 8.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.46	$ 0.43	$ 0.41	$ 0.46	$ 0.47
Net realized and unrealized gain (loss) on investments	(0.00)(b)	(1.83)	0.75	(0.69)	0.05
Net increase (decrease) from investment operations	$ 0.46	$ (1.40)	$ 1.16	$ (0.23)	$ 0.52
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.29)	$ (0.37)	$ (0.44)	$ (0.44)
Tax return of capital	(0.02)	(0.08)	(0.03)	(0.02)	(0.02)
Total distributions	$ (0.39)	$ (0.37)	$ (0.40)	$ (0.46)	$ (0.46)
Net increase (decrease) in net asset value	$ 0.07	$ (1.77)	$ 0.76	$ (0.69)	$ 0.06
Net asset value, end of period	$ 6.94	$ 6.87	$ 8.64	$ 7.88	$ 8.57
Total return (c)	6.76%(d)	(16.50)%	14.80%	(2.57)%	6.27%
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.25%
Ratio of net investment income (loss) to average net assets	6.44%	5.54%	4.77%	5.72%	5.57%
Portfolio turnover rate	45%	42%	118%	94%	54%
Net assets, end of period (in thousands)	$90,511	$99,477	$140,514	$132,580	$160,057
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.37%	1.25%	1.27%	1.23%	1.26%
Net investment income (loss) to average net assets	6.21%	5.43%	4.64%	5.63%	5.56%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2023, the total return would have been 6.60%.
The accompanying notes are an integral part of these financial statements.
44Pioneer Global High Yield Fund | Annual Report | 10/31/23

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class C
Net asset value, beginning of period	$ 6.88	$ 8.64	$ 7.87	$ 8.55	$ 8.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.37	$ 0.33	$ 0.39	$ 0.41
Net realized and unrealized gain (loss) on investments	(0.01)	(1.83)	0.76	(0.69)	0.04
Net increase (decrease) from investment operations	$ 0.38	$ (1.46)	$ 1.09	$ (0.30)	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.22)	$ (0.29)	$ (0.36)	$ (0.37)
Tax return of capital	(0.02)	(0.08)	(0.03)	(0.02)	(0.02)
Total distributions	$ (0.33)	$ (0.30)	$ (0.32)	$ (0.38)	$ (0.39)
Net increase (decrease) in net asset value	$ 0.05	$ (1.76)	$ 0.77	$ (0.68)	$ 0.06
Net asset value, end of period	$ 6.93	$ 6.88	$ 8.64	$ 7.87	$ 8.55
Total return (b)	5.51%(c)	(17.73)%	13.91%	(3.39)%	5.46%
Ratio of net expenses to average net assets	2.10%	1.94%	2.01%	2.02%	1.97%
Ratio of net investment income (loss) to average net assets	5.47%	4.66%	3.84%	4.83%	4.86%
Portfolio turnover rate	45%	42%	118%	94%	54%
Net assets, end of period (in thousands)	$2,077	$ 3,339	$6,828	$17,266	$34,513
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.19%	1.94%	2.01%	2.02%	1.97%
Net investment income (loss) to average net assets	5.38%	4.66%	3.84%	4.83%	4.86%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended October 31, 2023, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class C's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Annual Report | 10/31/2345

Financial Highlights  (continued)
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class Y
Net asset value, beginning of period	$ 6.74	$ 8.48	$ 7.73	$ 8.41	$ 8.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.47	$ 0.44	$ 0.42	$ 0.47	$ 0.49
Net realized and unrealized gain (loss) on investments	(0.01)	(1.80)	0.74	(0.68)	0.03
Net increase (decrease) from investment operations	$ 0.46	$ (1.36)	$ 1.16	$ (0.21)	$ 0.52
Distributions to shareowners:
Net investment income	$ (0.38)	$ (0.30)	$ (0.38)	$ (0.45)	$ (0.45)
Tax return of capital	(0.02)	(0.08)	(0.03)	(0.02)	(0.02)
Total distributions	$ (0.40)	$ (0.38)	$ (0.41)	$ (0.47)	$ (0.47)
Net increase (decrease) in net asset value	$ 0.06	$ (1.74)	$ 0.75	$ (0.68)	$ 0.05
Net asset value, end of period	$ 6.80	$ 6.74	$ 8.48	$ 7.73	$ 8.41
Total return (b)	6.88%(c)	(16.33)%	15.14%	(2.37)%	6.43%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.96%
Ratio of net investment income (loss) to average net assets	6.68%	5.76%	5.01%	5.94%	5.85%
Portfolio turnover rate	45%	42%	118%	94%	54%
Net assets, end of period (in thousands)	$37,558	$45,802	$79,313	$70,002	$113,523
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.10%	1.00%	1.01%	0.96%	0.96%
Net investment income (loss) to average net assets	6.48%	5.66%	4.90%	5.88%	5.85%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended October 31, 2023, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class Y's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
46Pioneer Global High Yield Fund | Annual Report | 10/31/23

Notes to Financial Statements  |  10/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global High Yield Fund (the “Fund”) is one of two portfolio comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of October 31, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Global High Yield Fund | Annual Report | 10/31/2347

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing
48Pioneer Global High Yield Fund | Annual Report | 10/31/23

services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from
Pioneer Global High Yield Fund | Annual Report | 10/31/2349

one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have
50Pioneer Global High Yield Fund | Annual Report | 10/31/23

passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2023, the Fund did not accrue any interest
Pioneer Global High Yield Fund | Annual Report | 10/31/2351

or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2023, the Fund was permitted to carry forward indefinitely $21,564,015 of short-term losses and $295,057,038 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$7,685,804	$6,981,621
Tax return of capital	316,813	1,880,886
Total	$ 8,002,617	$8,862,507
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$ (316,621,053)
Current year dividend payable	(71,659)
Net unrealized depreciation	(27,117,668)
Total	$(343,810,380)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on defaulted securities, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds, and amortization and accretion adjustments.
52Pioneer Global High Yield Fund | Annual Report | 10/31/23

E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,355 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could
Pioneer Global High Yield Fund | Annual Report | 10/31/2353

adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions,
54Pioneer Global High Yield Fund | Annual Report | 10/31/23

terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Fund invests at least 80% of its total assets in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price
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volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in
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certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended October 31, 2023 was $30,045. Open purchased options contracts at October 31, 2023 are listed in the Schedule of Investments.
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K.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended October 31, 2023 was $(77,179). Open written options contracts at October 31, 2023 are listed in the Schedule of Investments.
L.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
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The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2023 was $10,992,270 and $7,220,120 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2023 are listed in the Schedule of Investments.
M.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
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Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the
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underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the year ended October 31, 2023 were $22,498,000 and $624,000, respectively. Open credit default swap contracts at October 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million of the Fund’s average daily net assets; 0.65% of the next $500 million of the Fund’s average daily net assets; 0.60% of the next $500 million of the Fund’s average daily net assets; 0.55% of the next $500 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $12,450 in management fees payable to the Adviser at October 31, 2023.
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3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended October 31, 2023, the Fund paid $8,857 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At October 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $666 and a payable for administrative expenses of $7,628, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$28,002
Class C	1,491
Class Y	7,628
Total	$37,121
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution
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services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $3,374 in distribution fees payable to the Distributor at October 31, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2023, CDSCs in the amount of $922 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended October 31, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
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Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Citibank NA	$ 1,008	$ (729)	$ —	$ —	$279
State Street Bank & Trust Co.	12,054	(12,054)	—	—	—
Total	$ 13,062	$(12,783)	$—	$—	$279
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Citibank NA	$ 729	$ (729)	$ —	$ —	$ —
State Street Bank & Trust Co.	41,401	(12,054)	—	—	29,347
Total	$42,130	$(12,783)	$—	$—	$29,347
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from
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interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$ —	$ —	$ 1,008	$ —	$ —
Unrealized appreciation on forward foreign currency exchange contracts	—	—	12,054	—	—
Swap contracts, at value	—	879	—	—	—
Total Value	$—	$879	$ 13,062	$—	$—
Liabilities
Options written	$ —	$ —	$ 729	$ —	$ —
Unrealized depreciation on forward foreign currency exchange contracts	—	—	41,401	—	—
Total Value	$—	$ —	$42,130	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ 25,077	$ —	$ —
Options purchased*	—	—	(78,703)	—	—
Options written	—	—	78,703	—	—
Swap contracts	—	(2,435,387)	—	—	—
Total Value	$—	$(2,435,387)	$ 25,077	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ 136,536	$ —	$ —
Options purchased**	—	—	(109,982)	—	—
Options written	—	—	25,916	—	—
Swap contracts	—	1,056,797	—	—	—
Total Value	$—	$ 1,056,797	$ 52,470	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
9. Subsequent Event - Fund Reorganization
Effective December 8, 2023, Pioneer Global High Yield Fund was reorganized with and into Pioneer High Yield Fund (the "Reorganization"). The purpose of this Reorganization was to combine two funds managed by the Adviser with similar investment objectives and strategies.
This tax-free reorganization was accomplished by exchanging the assets and liabilities of Pioneer Global High Yield Fund for shares of Pioneer High Yield Fund.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer Global High Yield Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VII (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VII) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
December 22, 2023
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Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 43.77%.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement. The Trustees further noted that they had approved a separate proposal to reorganize the Fund with Pioneer High Yield Fund, which is expected to occur on or about December 8, 2023.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
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Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fifth quintile relative to its Strategic Insight peer group and the expense ratio of the Fund’s Class A shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the
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ordinary operating expenses of the Fund for the most recent fiscal year, and that such expense limitation arrangement had not been extended for the upcoming fiscal year.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
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Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
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Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
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and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
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Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
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Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
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Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2001. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
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Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
*** Mr. Taubes is retiring as a Trustee, effective February 1, 2024.
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Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (61) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2001. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
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Fund Officers (continued)
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (53) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
**** Marco Pirondini has been appointed to serve as an Executive Vice President of the Fund, effective February 1, 2024.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19440-17-1223

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $87,149 payable to Ernst & Young LLP for the year ended October 31, 2023 and $40,528 for the year ended October 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $781 payable to Ernst & Young LLP for the year ended October 31, 2023 and $310 for the year ended October 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $30,557 and $14,959 during the fiscal years ended October 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories

•  A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

•  A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1.  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.  Financial information systems design and implementation*

3.  Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.  Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.  Internal audit outsourcing services*

6.  Management functions or human resources

7.  Broker or dealer, investment advisor, or investment banking services

8.  Legal services and expert services unrelated to the audit

9.  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $30,557 and $14,959 during the fiscal years ended October 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 3, 2024

*	Print the name and title of each signing officer under his or her signature.